Filed pursuant to Rule 497(a)

File No. 333-204915

Rule 482ad

FOR IMMEDIATE RELEASE

Newtek Business Services Corp. Announces Offering of Notes Due 2021

April 13, 2016 – Newtek Business Services Corp. (NASDAQ: NEWT) (“Newtek”) announced today the commencement of a public offering of $25,000,000 in aggregate principal amount of its notes due 2021 (the “Notes”). The Notes are expected to be listed on the Nasdaq Global Market and to trade thereon within 30 days of the original issue date. Newtek also expects to grant the underwriters in the offering a 30-day option to purchase up to an additional $3,750,000 in aggregate principal amount of Notes to cover overallotments, if any.

Keefe, Bruyette & Woods, Inc. is acting as the book-running manager for this offering. D.A. Davidson & Co., Janney Montgomery Scott and Ladenburg Thalmann are acting as co-managers.

This offering is being made pursuant to an effective shelf registration statement and related prospectus and preliminary prospectus supplement filed by Newtek with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained from the book-running manager or any of the co-managers as follows: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019, telephone: 1-800-966-1559, email: uscapitalmarkets@kbw.com; D.A. Davidson & Co., Attention: Syndicate, 8 Third Street North, Great Falls, MT  59404, phone:  1-800-332-5915, email:  prospectusrequest@dadco.com; Janney Montgomery Scott LLC, Attention: Debt Capital Markets, 1717 Arch Street, Philadelphia, PA 19103, telephone: (215) 665-6170, email: synorders@janney.com; or Ladenburg Thalmann & Co. Inc., Attention: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, telephone: (631) 270-1600, email: prospectus@ladenburg.com.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Newtek before investing. The preliminary prospectus supplement dated April 13, 2016 and the accompanying prospectus dated August 19, 2015, which have been filed with the Securities and Exchange Commission, contain this and other information about Newtek and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

ABOUT NEWTEK

Newtek Business Services Corp., The Small Business Authority®, is an internally managed BDC, which along with its controlled portfolio companies, provides a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to over 100,000 SMB accounts across all 50 States to help them grow their sales, control their expenses and reduce their risk.

Newtek’s and its portfolio companies’ products and services include: Business Lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable Financing, The Secure Gateway, The Newtek Advantage®, Personal and Commercial Insurance Services, Web Services, Data Backup, Storage and Retrieval and Payroll Solutions. The Small Business Authority® is a registered trade mark of Newtek Business Services Corp., and neither are a part of or endorsed by the U.S. Small Business Administration.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Newtek undertakes no duty to update any forward-looking statements made herein.

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